                        American Technology Corporation


                                    Form S-8


                                  EXHIBIT 23.1


                                    Consent

                                       of

                                BDO Seidman, LLP





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
                                   CONSENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





American Technology Corporation
Poway, California


We hereby consent to the incorporation by reference in this Registration Statement of our report dated November 19, 1996 relating to the financial statements of American Technology Corporation, appearing in the Company's Annual Report on Form 10-KSB for the year ended September 30, 1996.



                                     /s/ BDO SEIDMAN, LLP
                                         BDO SEIDMAN, LLP



Denver, Colorado
March 21, 1997


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